                             AMENDMENT NUMBER 1 TO
                            SHARE PURCHASE AGREEMENT


     Pursuant to the Share Purchase Agreement between Hartford Life Insurance Company and Hartford Series Fund, Inc. dated May 29, 1998 (the "Agreement"), Hartford Global Leaders HLS Fund is hereby included as an additional Fund. All provisions in the Agreement shall also apply to Hartford Global Leaders HLS Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be
executed on the                 day of                           , 1998.


                         HARTFORD LIFE INSURANCE COMPANY

                         _______________________________________________
                         By:
                         Title:

                         HARTFORD SERIES FUND, INC.
                         on behalf of:

                         Hartford Global Leaders HLS Fund

                         _______________________________________________
                         By:
                         Title:

                                AMENDMENT NUMBER 1 TO
                               SHARE PURCHASE AGREEMENT


     Pursuant to the Share Purchase Agreement between Hartford Life and Annuity Insurance Company and Hartford Series Fund, Inc. dated May 29, 1998 (the "Agreement"), Hartford Global Leaders HLS Fund is hereby included as an additional Fund. All provisions in the Agreement shall also apply to Hartford Global Leaders HLS Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be
executed on the                 day of                           , 1998.


                         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY


                         _______________________________________________
                         By:
                         Title:

                         HARTFORD SERIES FUND, INC.
                         on behalf of:

                         Hartford Global Leaders HLS Fund

                         _______________________________________________
                         By:
                         Title: